UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 8, 2010 (January 25, 2010)

BEST ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53260	02-0789714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5433 Westheimer Road; Suite 825 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

    (713) 933-2600
(Registrant’s telephone number,
including area code)

_________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(b) On January 25, 2010, Larry Hargrave resigned from his position as a Director of Best Energy Services, Inc. (the “Company”).  On January 27, 2010, Tony Bruce resigned from his position as a Director of the Company and from his position as the President and Chief Operating Officer of the Company.

(c) Effective as of January 29, 2010, the Board of Directors of the Company (the “Board”) filled the vacancy created by Mr. Bruce’s resignation by appointing Eugene Allen to serve as the Company’s President and Chief Operating Officer.  Prior to this appointment, Mr. Allen, age 50, previously served as the General Manager of Best Well Service, Inc., a subsidiary of Best Energy based in Liberal, Kansas (“BWS”). Before joining BWS in 1994, Mr. Allen worked at Pool Well Service, Pride Petroleum and KMA Well Service.  Mr. Allen’s brother, Ricky Allen, served, and continues to serve, as the Safety Manager for BWS since July 2008.  During the year ended December 31, 2009, Ricky Allen received approximately $52,000 in salary and bonus and payments and was eligible for the employee benefits available to BWS employees generally.

(d) Effective as of January 29, 2010, the Board filled the Board vacancy created by Mr. Hargrave’s resignation by electing David Voyticky to serve as a Director of the Company.  There are no arrangements or understandings between Mr. Voyticky and any other person pursuant to which he was elected as a Director and there are no transactions in which Mr. Voyticky has an interest requiring disclosure under Item 404(a) of Regulation S-K.  Mr. Voyticky will be entitled to receive the compensation generally payable to the outside directors of the Company.  In addition, on February 3, 2010, the Board approved a grant to Mr. Voyticky of options to acquire 1,000,000 shares of the Company’s common stock at an exercise price of $0.10 per share.

Also, on February 3, 2010, the Board reduced the number of directors constituting the entire Board from five (5) to four (4) in order to eliminate the vacancy created by Mr. Bruce’s resignation.  A copy of the press release announcing the management changes disclosed in this Current Report is attached hereto as an exhibit and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Exhibits

99.1     Press release dated February 1, 2010 announcing certain management changes at Best Energy Services, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2010

BEST ENERGY SERVICES, INC.

By:	/s/ Mark G. Harrington
Mark G. Harrington
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 1, 2010 announcing certain management changes at Best Energy Services, Inc.